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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 March 16, 2007

                          ----------------------------

                             QUIKBYTE SOFTWARE, INC.
               (Exact name of registrant as specified in charter)


                                    Colorado
         (State or other Jurisdiction of Incorporation or Organization)


       000-52228                                           33-0344842
(Commission File Number)                      (IRS Employer Identification  No.)

                            7609 Ralston Road Arvada,

                                 (303) 422-8127
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
--------------------------------------------------------------------------------
         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of QuikByte Software, Inc. ("QuikByte") to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe QuikByte's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. QuikByte's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, QuikByte undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01  Other Events.

         On March 2, 2007, QuikByte filed certain amendments to its Articles of Incorporation (the "Amendment") with the Colorado Secretary of State. A copy of the Amendment is included as Exhibit 3.3 to QuikByte's Current Report dated March 2, 2007 and filed with the SEC on March 6, 2007 and is incorporated herein by reference.

         The Amendment, among other things, provided for a 1-for-20 reverse stock split ("Reverse Split") of QuikByte's common stock. The effective date of the Reverse Split is March 16, 2007. Accordingly, every 20 shares of QuikByte's common stock outstanding on March 16, 2007 shall automatically, without any action on the part of the holder thereof or QuikByte, be combined into and shall become one (1) fully paid and non-assessable share of QuikByte's common stock. No fractional shares of common stock or scrip certificate therefor will be issued to the holders of the shares of common stock by reason of the foregoing Reverse Split. Any fractions resulting from the Reverse Split computation will be rounded up to the next whole share.

         Each holder of a certificate or certificates representing pre-Reverse Split shares of common stock are entitled, upon surrender of such certificate or certificates to QuikByte for cancellation, to new certificates representing the number of post-Reverse Split shares of common stock. The new CUSIP number for the post-Reverse Split shares is 74838 K306.

         A surrender of the certificates representing pre-Reverse Split shares of common stock is required before the issuance of a certificate or certificates representing post-Reverse Split shares of common stock, except for those certificates representing pre-Reverse Split shares that are held in street name as of March 16, 2007. The certificates representing post-Reverse Split shares of common stock will be transmitted to the stockholders of record upon surrender of the certificates representing post-Reverse Split shares of common stock. QuikByte is not requiring a mandatory surrender of certificates representing pre-Reverse Split shares of common stock at this time.

         Immediately prior to the Reverse Split, QuikByte had 292,049,012 shares of its common stock outstanding. Immediately following the Reverse Split, QuikByte has approximately 14,602,451 shares of common stock outstanding, subject to the round up for fractional shares in connection with the Reverse Split.

         Effective   March  16,   2007,   QuikByte's   trading   symbol  on  the
Over-the-Counter Bulletin was changed from QKBY to QBYT .

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, QuikByte Software, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             QUIKBYTE SOFTWARE, INC.


Date:  March 19, 2007                                By:    /s/ Reed Clayson
                                                            ----------------
                                                         Reed Clayson, President